UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 9, 2025
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

ITEM 1.01.	Entry Into a Material Definitive Agreement.
On March 9, 2025, Rayonier Operating Company LLC and Rayonier TRS Holdings Inc. (together, “Seller”), which are subsidiaries of Rayonier Inc. (“Rayonier”), entered into a purchase and sale agreement (the “Purchase Agreement”) with Taurus Forest Holdings Limited (“Purchaser”), pursuant to which Seller has agreed to sell and transfer to Purchaser all of the outstanding equity interests of Rayonier Canterbury, LLC (“RCL”) and Rayonier New Zealand Limited (together with RCL, the “Purchased Entities”) for a purchase price of $710 million, which price is subject to adjustment for cash, debt, working capital and certain other adjustments described in the Purchase Agreement (the “Transaction”). RCL holds a 77% interest in Matariki Forestry Group, a joint venture that owns or leases approximately 412,000 legal acres of New Zealand timberland. As a result of the Transaction, Rayonier will divest its New Zealand timber and log trading businesses.
Purchaser is a special purpose vehicle formed by Ents LP, an investment fund managed by The Rohatyn Group, and Ents LP has provided an equity commitment letter to Purchaser for the full amount of the purchase price on the terms and subject to the conditions set forth in such letter.
Rayonier L.P. is a guarantor of Seller’s obligations under the Purchase Agreement.
The consummation of the Transaction is subject to the satisfaction or waiver of certain conditions, including the receipt of required antitrust approvals in China and South Korea, the receipt of required approvals under the Overseas Investment Act 2005 and the Overseas Investment Regulations 2005 of New Zealand, the absence of any judgment or law preventing or prohibiting the closing and the receipt of certain third-party contractual consents. Each party’s obligation to consummate the Transaction is also subject to the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject in certain circumstances to materiality or “Material Adverse Effect” standards) and the other party’s performance of its covenants and agreements in the Purchase Agreement in all material respects.
The Purchase Agreement contains representations, warranties and covenants of each of Seller and Purchaser, including covenants by Seller relating to the operation of the business of the Purchased Entities prior to the closing. The representations, warranties and pre-closing covenants of each of the parties will generally survive the closing for a period of 18 months, subject to certain exceptions. The post-closing covenants of each of the parties will survive until fully performed. Each of Seller and Purchaser has agreed to indemnify the other for certain losses arising out of breaches of representations, warranties and covenants, subject to certain limitations set forth in the Purchase Agreement.
The Purchase Agreement contains certain termination rights for both Seller and Purchaser, including the right to terminate the Purchase Agreement if the Transaction is not consummated by December 9, 2025.
The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which will be filed as an exhibit to Rayonier’s Quarterly Report on Form 10-Q to be filed with the U.S. Securities and Exchange Commission for the fiscal quarter ending March 31, 2025.
The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Purchase Agreement may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement will be filed only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding Rayonier, its subsidiaries or its or their respective businesses as of the date of the Purchase Agreement or as of any other date.

ITEM 7.01.	Regulation FD Disclosure.
On March 10, 2025, Rayonier issued a press release announcing its entry into the Purchase Agreement. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
On March 10, 2025, Rayonier posted an investor presentation providing information relating to the Transaction on its website at www.rayonier.com. The presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated March 10, 2025.
99.2	Investor presentation dated March 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ APRIL TICE
April Tice
Senior Vice President and Chief Financial Officer

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ APRIL TICE
April Tice
Senior Vice President and Chief Financial Officer

March 10, 2025

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